Energy Efficiency Reimagined NASDAQ: TGEN 2nd Quarter 2018 Earnings Review� August 14, 2018

Participants Benjamin Locke Chief Executive Officer Robert Panora President & Chief Operating Officer Bonnie Brown Chief Accounting Officer �2

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan,"  "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements.� � In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth.� � In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. �3

Earnings Call Agenda Benjamin Locke Introduction Second Quarter Review Why Tecogen Recent Achievements Robert Panora Technology Update Bonnie Brown Financial Review Benjamin Locke Opportunities and Outlook Q&A �4

Advanced Modular Cogeneration Systems

Heat, Power, and/or Cooling that is

- ***Cheaper***
  Industry leading efficiency
- ***Cleaner***
  Lower emissions thanks to efficiency and emissions
- ***More reliable***
  Real time monitoring enables prompt service

All of Tecogen's equipment is powered by internal combustion engines that use clean, abundant natural gas and is equipped with Tecogen's patented Ultera emissions system

Sustained Positive Financial Results Adjusted EBITDA* T4Q Total (solid line) & Average (dotted line) - $Thousands $2,000,000 2Q ‘18 Revenues of $8.5 million� $1,000,000 Record T4Q revenue of $37.4 million� Revenue growth on T4Q basis year over year of $0 32.8%� -$1,000,000 Record T4Q gross profit of $14.1 million� Sustained step change to profitability originally -$2,000,000 achieved in 3Q’16� -$3,000,000 T4Q Adjusted EBITDA* of $803K for 2Q’18 vs. -$4,000,000 $817K for 2Q’17� 2014 Q1 2014 Q3 2015 Q1 2015 Q3 2016 Q1 2016 Q3 2017 Q1 2017 Q3 2018 Q1 ADG Energy production revenue contributed $669K to Gross Profit Total T4Q Adjusted EBITDA Average T4Q Adjusted EBITDA *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, unrealized gain or loss on securities, stock based compensation expense, and one-time Sustained step change merger related expenses. to profitability �6

2Q'18 Summary of Results

$ in thousands	2Q'18	2Q'17	YoY Increase (Decrease)		Comments
Revenue					
Products	$ 2,484	$ 3,116	$ (633)	-20.3%	
Service	4,461	3,700	761	20.6%	Gaining traction with turnkey installations
Energy Production	1,508	774	734	94.8%	Full quarter of ADG operations in 2018
Total Revenue	8,453	7,591	863	11.4%	
Gross Profit					
Products	$ 992	$ 1,150	$ (159)		
Service	1,500	1,393	108		
Energy Production	669	444	225		
Total Gross Profit	3,160	2,987	174	5.8%	Additional gross profit from increased sales
Gross Margin: %					
Products	39.9%	36.9%	3.0%		Stronger margins in both cogen and chiller sales
Service	33.6%	37.6%	-4.0%		Installation business brings tighter profit than contract maintenance
Energy Production	44.3%	57.3%	-13.0%		Energy production margin is in line with long term expectations
Total Gross Margin	37.4%	39.3%	-2.0%		
Operating Expenses					
General & administrative	$ 2,751	$ 2,406	$ 344		Q2'18 Includes core operating expenses for ADG's operations
Selling	635	608	28		Additional selling efforts
Research and development	410	219	191		R&D activities in connection with the forktruck project
Total Operating Expenses	3,796	3,232	563	17.4%	
Net loss/Comprehensive loss	(754)	(518)	(236)		Additional R&D and selling expenses account for this difference
Adjusted EBITDA (see reconciliation)	$ (330)	$ 64	$ (394)		See detailed reconciliation

Strong Q2 revenue growth

Consistently strong gross margin

G&A increase from investments in ADG and R&D

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Other Notable Achievements

- Products
  - Obtained UL 1741SA "smart inverter" certification – required in California
  - Upgraded Tecopower CHP system with higher efficiency, lower sound, better economics
  - Initiated product development efforts to expand Tecogen gas cooling technology offering
- Sales
  - Continued orders for cogeneration and chillers for indoor growing facilities
  - Additional chiller sales to ice rinks, school system, gas company headquarters
  - Project initiated with prominent ESCO to NJ high school system providing microgrid-enabled CHP system
  - Competed engineering design for 1 MW trigeneration system with ESCO partner
- Emissions
  - US patent granted for Sulphur resistant catalyst coating
  - Japanese patent obtained for Ultera process
  - Positive PERC fork-truck results in favorable decision by engine manufacturer to proceed
  - Ongoing project with Research Lab partner on catalyst optimization

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Product and Installation Backlog 2Q Historic Backlog $16,000,000 Backlog Breakdown by Customer $12,000,000 $8,000,000 $4,000,000 $0 Q2 2014 Q2 2015 Q2 2016 Q2 2017 Q2 2018 Backlog at qtr end Backlog related revenue Quarter-end backlog of $14.2 million on 6/30/18 versus $12.7 million on 6/30/17. Backlog as of August 10, 2018 at $21.3 million �9

Technology Update Topics Topics of Discussion Forklift trucks Automotive Miscellaneous! - Patents! - UL 1741 SA! �10

Forklift Truck Project Update

- PERC research program successfully completed
- Exceptional test results
  - Near Zero NOx levels achievable with simple engine control tuning (reprogramming)
- Review and demo at Tecogen May 23
  - Manufacturer and PERC
- Manufacturer decision to Move Forward
  - Apply engineering resources to upgrade prototype at Tecogen
  - Return to Manufacturer for operational tests at their facility
- World LPG (Propane) Forum Paper Accepted
  - Presentation October in Houston

	Tecogen	Third-Party
CO	98.8%	91.0 %
THC	N/A	52.1%
NOx	24.3%	29.2%

Dynamic Test Results (Heavy Lift Tests)

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Miscellaneous

- Automotive
  - Ongoing work at research institute on catalyst optimization
- Japan Patent for Ultera granted
- Patent for Ultera catalyst material granted by USPO
  - Specialized anti-corrosion composite material
  - Successfully used in field trials
  - Critical for many fuels containing sulfur
- UL 1741 SA
  - InVerde e+ certification attained in July
  - Bellwether in Distributed Generation (DG) relationship with utilities
  - Establishes technical foundation for utility command and control of DG resources
  - DG units transition to networked resource for grid support and maintenance
- Awaiting Outcome…
  - State of California research application

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2Q '18 Financial Metrics: Revenues, Margins, Growth

Tecogen

- Four diverse revenue streams providing 11.4% growth year over year
  - Product gross margin grew to 39.9%, showing 8% improvement
  - Long term service contracts provide steady cash flow
  - Turnkey installation included in service operations facilitates both product and service revenue
  - Energy production revenue from ADGE sites provided $1.5 million of stable and reliable cash flow with gross margin of 44.3%
- Overall gross margin of 37.4%
- Total revenue growth on a T4Q basis of 33%

	Quarter Ended June 30,			
$ in thousands	2018	2017	YoY Growth	% of Total Rev
Revenue				
Cogeneration	$ 1,289	$ 1,838	-29.9%	15.2%
Chiller	1,195	1,278	-6.5%	14.1%
Total Product Revenue	2,484	3,116	-20.3%	29.4%
Service Contracts and Parts	2,165	2,223	-2.6%	25.6%
Installation Services	2,297	1,477	55.5%	27.2%
Total Service Revenue	4,461	3,700	20.6%	52.8%
Energy Production	1,508	774	94.8%	17.8%
Total Revenue	**$ 8,453**	**$ 7,591**	**11.4%**	**100.0%**
Cost of Sales				
Products	$ 1,492	$ 1,966	-24.1%	
Services	2,962	2,307	28.4%	
Energy Production	840	331	154.0%	
Total Cost of Sales	**$ 5,294**	**$ 4,604**	**15.0%**	
Gross Profit	**$ 3,160**	**$ 2,987**	**5.8%**	**37.4%**
Net loss attributable to Tecogen Inc.	**$ (754)**	**$ (294)**		
Net loss to 2017 Comprehensive loss	**$ (754)**	**$ (518)**	**$ (236)**	
Gross Margin				
Products	39.9%	36.9%		
Services	33.6%	37.6%		
Aggregate Products and Services	35.9%	37.3%		
Energy Production	44.3%	57.3%		
Overall	37.4%	39.3%		

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Consistent Financial Progress Weekly Backlog Data: Product and Installation Services ADJUSTED EBITDA* 2Q ‘18 Compared to 2Q ‘17 $ Millions $ 22.0 Adjusted EBITDA 2Q'18 2Q'17 Non-GAAP financial disclosure $ 16.5 Net loss attributable to Tecogen Inc. $ (754,350) $ (293,540) Interest & other expense, net 64,014 30,685 $ 11.0 Income tax expense 38,864 - Depreciation & amortization, net 187,069 178,595 $ 5.5 EBITDA (464,403) (84,260) 00 Stock based compensation 38,062 48,842 Aug-18 Mar-18 Oct-17 May-17 Dec-16 Jul-16 Jan-16 Aug-15 Mar-15 Merger related expenses 96,800 99,773 Adjusted EBITDA $ (329,541) $ 64,355 Steady growth in the backlog *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, translates directly to revenue growth stock based compensation expense, unrealized gain or loss on equity securities and merger related expenses. �14

Consistent Financial Progress Revenue: Trailing 4 Quarters 18,000,000 13,500,000 9,000,000 4,500,000 00 2014 Q1 2014 Q3 2015 Q1 2015 Q3 2016 Q1 2016 Q3 2017 Q1 2017 Q3 2018 Q1 Product Service Energy Energy production revenue Declining operating costs as a percent acquired in May, 2017 of revenue demonstrates scalability with revenue growth �15

2018 Outlook

- Continue highlighting Tecogen as the most cost-effective, economically superior cogeneration technology
- Establish Tecogen's gas engine cooling technology as the best alternative to costly electric cooling technology.
- Take proactive advantage of evolving utility environment via "smart inverter" certification
- Initiate fork truck follow-on project with partner
- Initiate next phase of vehicle emissions project

Tecogen®

Advanced Modular CHP Systems

Energy Efficiency Reimagined

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Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com� John Hatsopoulos� 781.622.1120 John.Hatsopoulos@Tecogen.com �17